FIRST AMENDMENT TO LEASE

     This FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the 24th day of February, 2003, by and between SUMTER REALTY GROUP, LLC, a South Carolina limited liability company, as landlord ("Landlord") and BIOPURE CORPORATION, a Delaware corporation, as tenant ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant are the current Landlord and Tenant pursuant to that certain Lease dated December 24, 2002, for the Premises described and defined therein and consisting of approximately 34.74 acres of real property more or less, located in Sumter County, South Carolina;

     WHEREAS, the Landlord desires additional time to complete the Financial Closing (as such term is defined in the Lease), as required under Section 2.2 of the Lease, and the Tenant desires to extend the deadline of its due diligence review of the Premises and supporting documentation as provided under Section
2.3 of the Lease; and

     WHEREAS, the parties wish to further amend the Lease as set forth herein.

     NOW, THEREFORE, in consideration of the payment of Ten and no/100 Dollars ($10.00), of the mutual covenants and other good and valuable considerations exchanged between the parties, the receipt and sufficiency whereof are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Recitals. The Recitals hereinabove are true and correct and are incorporated by reference.

     2. Extension of Financial Closing Deadline. Landlord and Tenant hereby agree that the deadline set forth in Section 2.2 of the Lease for the Financial Closing shall be extended until April 1, 2003.

     3. Extension of Tenant's Right of Early Termination of Lease. Landlord and Tenant hereby acknowledge and agree that Tenant has not completed its due diligence review of the Premises and supporting documents, and that such review period should be extended beyond the date of the Financial Closing. Landlord and Tenant agree that Section 2.3 of the Lease is hereby amended to provide that Tenant shall have the right to terminate the Lease in its sole and absolute discretion at any time on or before April 24, 2003, as set forth in, and subject to the remaining provisions of Section 2.3 of the Lease.

     4. Default By Landlord. Section 27.3.1 is hereby added to the Lease as follows:

     " 27.3.1 Default by Landlord Under Section 31 and Section 32 of this Lease.

               If (i) Landlord defaults in its obligation to reimburse Tenant the $10,000,000 Escrow Amount as set forth in Section 31


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          of this Lease, (ii) Landlord defaults in its obligation to reimburse
          Tenant the $3,440,000 Additional Contribution paid by Tenant, which obligation is set forth in Section 32 of this Lease and modified by Paragraph 5 of this Amendment, (iii) if there is a Default or an Event of Default under the Promissory Note or the Mortgage (as such terms are defined therein) from the Landlord to the Tenant executed in connection with Section 31 of this Lease and in accordance with Exhibits "N" and "O" of this Lease, respectively, or (iv) if there is a default under the Promissory Note from Landlord to Tenant executed in connection with Section 32 of this Lease and as provided in Exhibit "P" to this Lease, then the Landlord shall be in default under this Lease. In the event of such a default, and upon Tenant's compliance with the notice provisions of Section 27.3 above and upon expiration of any applicable cure periods set forth in Section 27.5 below, the Tenant may, in addition to the exercise of any other of Tenant's rights and remedies under this Lease, offset such of the Escrow Amount or the Additional Contribution remaining unpaid by Landlord against any current or future payments of Basic Rent or Additional Monetary Obligations owed under this Lease from Tenant to Landlord. Such failure of Tenant to pay Basic Rent or Additional Monetary Obligations, in the event of a default under this Section 27.3.1 by Landlord, shall not constitute a default by Tenant for failure to pay such amounts."

     5. Extension of Payment of Additional Contribution. Section 32 of the Lease entitled "Additional Contribution" obligates Landlord to reimburse Tenant its additional contribution to Landlord of $3,440,000 (the "Additional Contribution") for detailed engineering and shop drawings. Section 32 of the Lease is hereby amended to provide that Landlord shall reimburse Tenant the Additional Contribution as soon as possible, but, in any event, no later than in accordance with the following repayment schedule. The first monthly payment, in the amount of Five Hundred Seventy-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($573,333.34), which amount is one-sixth (1/6th) of the $3,440,000 Additional Contribution paid by Tenant, shall be due and payable on the date of the Financial Closing, without invoice or notice by Tenant to Landlord. Landlord shall make payments of the remaining Additional Contribution in five (5) equal payments of $573,333.34, without invoice or notice by Tenant to Landlord, on the date of each successive draw, funding, or advance Borrower obtains under the construction loan financing construction of the Facility and closed at the Financial Closing (the "Construction Loan"), such that the entire Additional Contribution shall be reimbursed to Tenant in full no later than the date of the sixth (6th) funding, draw, or advance under the Construction Loan, with the first such draw being on the date of the Financial Closing. To evidence Landlord's reimbursement obligation to Tenant of the Additional Contribution, Landlord shall execute and deliver to the Tenant a promissory note in the form attached hereto as Exhibit "P", promptly after execution of this Lease. The Landlord additionally agrees to act in good faith and agrees that if the Landlord has the capability to repay or partially repay the Additional


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Contribution sooner than as required by the repayment schedule set forth above, it will repay such amounts promptly. To the extent Landlord makes any earlier payments of the Additional Contribution, the Landlord shall still be liable for payment of the installment payments set forth above until such time as the entire Additional Contribution shall be repaid to Tenant in full.

     6. Amendments; Modification. Except as specifically modified herein, the Lease remains in full force and effect and unmodified. All covenants, terms, obligations and conditions of the Lease which are not changed, modified, or amended by this Amendment are hereby ratified and confirmed. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof, and all understandings, (oral or written) and agreements heretofore had among the parties have merged and are contained in this Amendment.

     7. Counterparts. This Amendment may be executed in separate counterparts, and each counterpart when taken together shall constitute but one and the same instrument, and a facsimile copy of an executed counterpart shall constitute the same as delivery of the original of such executed counterpart.

     8. Capitalized Terms. All capitalized terms used herein which are not defined in this Amendment shall have the meaning assigned to them in the Lease.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of South Carolina.





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     IN WITNESS WHEREOF, the parties have set their hands and seals as of the day and year first above written.

Witnesses:                                    "LANDLORD"

                                              SUMTER REALTY GROUP, LLC, a South
                                              Carolina limited liability company
___________________________________           By:_______________________________
Print Name_________________________           Name:_____________________________
                                              Title:____________________________

___________________________________
Print Name_________________________


____________________________________          By:_______________________________
Print Name__________________________          Name:_____________________________
                                              Title:____________________________

____________________________________
Print Name__________________________

                                              "TENANT"

                                              BIOPURE CORPORATION, a Delaware
                                              corporation

____________________________________          By:_______________________________
Print Name__________________________          Name:_____________________________
                                              Title:____________________________

____________________________________
Print Name__________________________



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